UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07471

Matthew 25 Fund

(Exact name of registrant as specified in charter)

715 Twining Road

Suite 212

Dresher, PA  19025

 (Address of principal executive offices) (Zip code)

Mark Mulholland

715 Twining Road

Suite 212

Dresher, PA  19025

(Name and address of agent for service)

Registrant's telephone number, including area code: (215) 884-4458

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Matthew 25 Fund

SEMI-ANNUAL REPORT

JUNE 30, 2017

(UNAUDITED)

Matthew 25 Fund

1-888-M25-FUND

Fund Symbol: MXXVX

Website: www.matthew25fund.com

This report is provided for the general information of Matthew 25 Fund shareholders.  It is not authorized for distribution unless preceded or accompanied by an effective prospectus, which contains more complete information about the Fund. Please read it carefully before you invest.

MATTHEW 25 FUND

MANAGER’S COMMENTARY

JUNE 30, 2017 (UNAUDITED)

Dear Matthew 25 Fund Shareholders,

Our Matthew 25 Fund provided a positive gain of 5.51% for the first 6 months of 2017.  A $10,000 investment in our Fund at the start of 1996 grew to $97,726 during the 21½ years ending 6/30/2017.  This was an 11.19% average annual compounded return after including management fees and other expenses.

In our portfolio, the following stocks provided positive returns for the first half of the year:

Matthew 25 Fund		12/31/16	06/30/17%
Description	Ticker	Price	Price	Change
Facebook, Inc.	FB	$ 115.05	$ 150.98	31.2%
Toll Brothers Inc.	TOL	$ 31.00	$ 39.51	27.5%
Apple, Inc.	AAPL	$ 115.82	$ 144.02	24.3%
Kansas City Southern	KSU	$ 84.85	$ 104.65	23.3%
KKR & Co. LP	KKR	$ 15.39	$ 18.60	20.9%
Mastercard Inc.	MA	$ 103.25	$ 121.45	17.6%
FedEx Corporation	FDX	$ 186.20	$ 217.33	16.7%
JP Morgan Chase Warrants	JPM+.N	$ 44.27	$ 50.29	13.6%
Federal Agricultural Mortgage Corp.	AGM	$ 57.27	$ 64.70	13.0%
Polaris Industries, Inc.	PII	$ 82.39	$ 92.23	11.9%
Federal Agricultural Mortgage Corp.	AGM.A.N	$ 59.00	$ 63.85	8.2%
Brandywine Realty Trust	BDN	$ 16.51	$ 17.53	6.2%
JP Morgan Chase	JPM	$ 86.29	$ 91.40	5.9%
Berkshire Hathaway Inc. Class A	BRK/A	$ 244,121.00	$ 254,700.00	4.3%
Calatlantic Group, Inc.	CAA	$ 34.01	$ 35.35	3.9%
Boardwalk Pipeline Partners, LP	BWP	$ 17.36	$ 18.01	3.7%
Cabela's Inc.	CAB	$ 58.55	$ 59.42	1.5%

The portfolio investments that declined for the six months were:

Matthew 25 Fund		12/31/16	06/30/17%
Description	Ticker	Price	Price	Change
Scripps Networks Interactive, Inc	SNI	$ 71.37	$ 68.31	-4.3%
Goldman Sachs Group, Inc.	GS	$ 239.45	$ 221.90	-7.3%
Average of Fannie Mae Preferreds		$ 12.04	$ 8.48	-29.6%

Additions to our portfolio were as follows:

NEW	Ticker	Cost	Price	Change
Range Resources Corporation	RRC	$ 25.00	$ 23.17	-7.3%
Vistra Energy Corp.	VST	$ 14.91	$ 16.79	12.6%

In our carryover portfolio, seventeen of our twenty holdings gained with a mean return of 13.75% in six months.  However, the three stocks that declined were all large holdings; in fact, these were our first, second and fifth largest holdings going into this year.  I believe most of their declines were the normal market vagaries since these stocks were three of our top five gainers last year appreciating 32.6%, 35.2% and 161.9% respectively.  All three of these declining stocks remain as large holdings because I believe they still have above average potential returns looking forward.

MATTHEW 25 FUND

MANAGER’S COMMENTARY (CONTINUED)

JUNE 30, 2017 (UNAUDITED)

Usually in my letters to you, I try not to focus on any individual holding because our Matthew 25 Fund is a managed portfolio of growth and value investments and these investments will change, albeit slowly, over time.  However, due to its recent volatility along with its very high future return potential, I wish to explain to you our investment in the Fannie Mae Preferred Stocks in the remainder of this letter.

Fannie Mae is a government-sponsored enterprise (GSE) founded in 1938.  It facilitates a secondary market for mortgages through the securitization of home mortgages into mortgage backed securities.  This allows banks to sell their conforming mortgages into this secondary market.  In plain English, this provides two benefits:

1)

There is more money available for buying homes.

2)

Families can borrow at a fixed rate for a long time period usually up to 30 years.

This long, fixed-rate financing does not exist with home mortgages in many countries nor in the commercial mortgage market in the U.S.  Fannie Mae provides invaluable services to many American homeowners.

During the housing crisis in ‘07 through ’09, the government intervened with Fannie Mae and its compatriot Freddie Mac by placing both companies in conservatorship.  This was to ensure the flow of conforming mortgage money and to avert further declines in housing prices. This was enacted by the U.S. Government investing in both companies through the purchases of senior preferred stock.  The terms of this Fannie Mae Senior Preferred Stock were a 10% dividend and rights to 80% of the common stock or 4.632 billion shares.

The U.S. made its initial investment of $1billion on September 8, 2008. Over the next five years ending in 2012, the total government investment was $117.149 billion. Now keep in mind that when the U.S. Government made its initial investment, Fannie Mae was in the midst of a severe crisis! Its stocks were down in prices but not worthless.  On September 5, 2008 the last trading day before the government action, the publically owned preferred stocks were selling for $10.3 billion and the common stock was worth $7.5 billion.  Thirty days prior, the total market value of Fannie Mae’s stocks was $28 billion.  Much of this decline was the worsening of the financial crisis, but some of it was due to rumors, abounding at the time, of some form of government intervention. After the government intervened the Fannie Mae stocks became virtually worthless.  Its common stock went from $7.04 on 9/5/2008 to $0.73 on 9/8/2008.

Fannie Mae paid its 10% dividend to the United States from 2008 to 2012.  Sometime after 2012, our government changed the terms of its investment to a full payout of all of Fannie Mae’s earnings to itself.  As of the second quarter of 2017, Fannie had paid $162.63 billion to the U. S.  This is a full return of the government’s investment plus a profit of $45.5 billion.  In addition, the government’s common stock rights were worth another $10.8 billion.

We did not own any Fannie Mae during the financial crisis.  I made our first purchase of the $50 par value preferred stock on 5/6/2013 after I saw that Fannie had paid back a majority of the government’s investment.  Our average cost is $7.50 per $50.00 of par value preferred stock or fifteen cents per dollar.

There are three options for Fannie Mae going forward.  Option one would be allowing Fannie to continue operating while the U.S. Government appropriates all of Fannie Mae’s profits.

MATTHEW 25 FUND

MANAGER’S COMMENTARY (CONTINUED)

JUNE 30, 2017 (UNAUDITED)

This would be a perpetual cash register to our government.  However, it would be stealing on a grand scale!  Pre-tax profits for 2016 were $18.33 billion.  This creates a present value of $305 billion assuming no growth and a 6% discount rate.  This would be immoral and a violation of one of the primary tenets of our capitalist system.  According to Milton Friedman’s classic “Capitalism and Freedom” in Chapter 2: the role of government is to enforce law and order and property rights!  Even in this tempting but egregious scenario, the government should at least recognize the economic value of the Fannie Mae preferred and common stocks around the time of its intervention.  As mentioned earlier, the average values of these stocks during the 30 days prior to the government’s intervention were approximately $22.9 billion.  Even at those recessionary, duress prices, the preferred stocks would have their par values fully covered ($50 per share for our investments) with $3.26 remaining per publicly owned common share.

Option two would be allowing Fannie Mae to run off its portfolio and then cease to exist.  Remember its profits would continue for the remaining lives of the thirty year mortgages.  Assuming an average of twelve years life on these mortgages, the present value would be approximately $153.7 billion.  This would cover the publicly owned $19.13 billion in par value preferred stock and the government’s 80% common stock holdings would have a present value of around $123 billion.  Total return would be $285.6 billion on the U.S. Government’s investment of $117.15 billion.

Option three would be to allow Fannie Mae to return to its public status.  There are different proposals available, but ultimately it would include the U.S. government accepting the $162.63 billion already paid back to it as satisfying its $117.15 billion investment including the 10% dividends.  The after-tax present value of Fannie Mae as an ongoing concern would be approximately $198 billion.  Once again the preferred stocks would be fully covered and would leave common share present values of $143 billion to the U.S. and $35 billion to the public owners or over $30 per common share.

Hopefully, you can see that the economic value of Fannie Mae is beyond the par values of its preferred stock and leaves a wide range of values for the common stock.  The public preferred stock may not ultimately receive its par value, but that would be due to the U.S. Government’s unjust choice and not based on economic values.  It has taken a long time to build this investment position and it will likely take additional time for the United States to make its decision to end this financial limbo. However, I believe at some point we will be paid back a significant portion of our preferred stocks’ par values. As always, thank you for choosing our Matthew 25 Fund as one of your investment choices.  It is an honor to work for you and to invest side by side with you.

Good fortune,

Mark Mulholland

Except for any historical information, the matters discussed in this letter contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve risks and uncertainties, including activities, events or developments that the Advisor expects, believes or anticipates will or may occur in the future. A number of factors could cause actual results to differ from those indicated in the forward-looking statements.  Such statements are subject to a number of assumptions, risks and uncertainties. Readers are cautioned that such statements are not guarantees of future performance and actual results may differ materially from those set forth in the forward-looking

MATTHEW 25 FUND

MANAGER’S COMMENTARY (CONTINUED)

JUNE 30, 2017 (UNAUDITED)

statements. The Advisor undertakes no obligation to publicly update or revise forward-looking statements whether as a result of new information or otherwise.

MATTHEW 25 FUND

PERFORMANCE ILLUSTRATION

JUNE 30, 2017 (UNAUDITED)

 Cumulative Performance Comparison of $10,000 Investment Since December 31, 1995

Average Annual Total Returns For the Periods Ended June 30, 2017

	Matthew 25 Fund	Russell 3000 Index	S&P 500 Index
1 Year	30.37%	18.51%	17.90%
3 Year	6.01%	9.11%	9.62%
5 Year	13.77%	14.59%	14.64%
10 Year	8.21%	7.26%	7.19%
12/31/1995 – 6/30/2017	11.19%	8.71%	8.61%

Matthew 25 Fund $97,726
Russell 3000 Index $60,217
S&P 500 Index $59,065
$105,000
$100,000
$95,000
$90,000
$85,000
$80,000
$75,000
$70,000
$65,000
$60,000
$55,000
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
12/31/95
6/30/96
12/31/96
6/30/97
12/31/97
6/30/98
12/31/98
6/30/99
12/31/99
6/30/00
12/31/00
6/30/01
12/31/01
6/30/02
12/31/02
6/30/03
12/31/03
6/30/04
12/31/04
6/30/05
12/31/05
6/30/06
12/31/06
6/30/07
12/31/07
6/30/08
12/31/08
6/30/09
12/31/09
6/30/10
12/31/10
6/30/11
12/31/11
6/30/12
12/31/12
6/30/13
12/31/13
6/30/14
12/31/14
6/30/15
12/31/15
6/30/16
12/31/16
6/30/17

The graph above represents the changes in value for an initial $10,000 investment in the Matthew 25 Fund from 12/31/95 to 6/30/17.  These changes are then compared to a $10,000 investment in the Russell 3000 Index and the Standard & Poor’s 500 Index (“S&P 500”). The Russell 3000 Index is an index comprised of 3,000 stocks representing approximately 98% of the U.S. equities market, for the same period.  The Fund's returns include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

The S&P 500 is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

MATTHEW 25 FUND

TOP TEN HOLDINGS & ASSET ALLOCATION

JUNE 30, 2017 (UNAUDITED)

Top Ten Holdings	(% of Net Assets)

Goldman Sachs Group, Inc.	10.21%
FedEx Corp.	8.89%
JP Morgan Chase & Co. (a)	8.53%
KKR & Co. LP	7.61%
Fannie Mae (b)	7.47%
Scripps Networks Interactive, Inc.	7.24%
Apple, Inc.	6.99%
Boardwalk Pipeline Partners, LP	6.90%
Brandywine Realty Trust	6.70%
Polaris Industries, Inc.	5.83%
76.37%

(a) Including JP Morgan Chase & Co. Warrants
(b) Includes the total of Fannie Mae preferred stocks.

Asset Allocation	(% of Net Assets)

Air Courier Services	8.89%
Business Services	2.48%
Cable & Other Pay Television Services	7.24%
Crude Petroleum & Natural Gas	0.47%
Electric Services	0.39%
Electronic Computers	6.99%
Federal & Federally - Sponsored Credit Agencies	0.77%
Fire, Marine & Casualty Insurance	5.21%
National Commercial Bank	6.54%
Operative Builders	7.19%
Railroads, Line-Haul Operations	3.39%
Real Estate Investment Trusts	6.70%
Security Brokers, Dealers & Exchanges	10.21%
Services-Computer Programming, Data Processing, Etc.	1.38%
Shopping Goods Store	1.95%
Transportation Equipment	5.83%
Warrants	1.99%
Limited Partnerships	14.51%
Preferred Stocks	7.47%
Money Market Fund	0.17%
Other Assets Less Liabilities, Net	0.23%
100.00%

MATTHEW 25 FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2017 (UNAUDITED)

Shares/ Principal Amount		Historical Cost	Value	% of Net Assets

COMMON STOCKS

Air Courier Services
160,000	FedEx Corp.	$14,301,438	$34,772,800	8.89%

Business Services
1	The Depository Trust & Clearing Corp. (**) *	1,114	1,863
80,000	MasterCard, Inc.	1,634,636	9,716,000
	Total Business Services	1,635,750	9,717,863	2.48%

Cable & Other Pay Television Services
415,000	Scripps Network Interactive, Inc.	22,375,084	28,348,650	7.24%

Crude Petroleum & Natural Gas
80,000	Range Resources Corp.	2,000,000	1,853,600	0.47%

Electric Services
90,000	Vistra Energy Corp. *	1,341,805	1,511,100	0.39%

Electronic Computers
190,000	Apple, Inc. *	4,532,636	27,363,800	6.99%

Federal & Federally - Sponsored Credit Agencies
31,000	Federal Agricultural Mortgage Corp. Class C	1,106,402	2,005,700
15,600	Federal Agricultural Mortgage Corp. Class A	803,309	996,060
	Total Federal & Federally-Sponsored Credit Agencies	1,909,711	3,001,760	0.77%

Fire, Marine & Casualty Insurance
80	Berkshire Hathaway, Class A *	8,296,274	20,376,000	5.21%

National Commercial Bank
280,000	JP Morgan Chase & Co.	9,993,318	25,592,000	6.54%

Operative Builders
315,000	CalAtlantic Group, Inc.	10,753,882	11,135,250
430,000	Toll Brothers, Inc.	12,547,794	16,989,300
	Total Operative Builders	23,301,676	28,124,550	7.19%

Railroads, Line-Haul Operations
126,750	Kansas City Southern	5,932,759	13,264,388	3.39%

Real Estate Investment Trusts
1,495,000	Brandywine Realty Trust	16,709,866	26,207,350	6.70%

* Non-Income producing securities during the period.

** Level 3 Security

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2017 (UNAUDITED)

Shares/ Principal Amount		Historical Cost	Value	% of Net Assets

Security Brokers, Dealers & Exchanges
180,000	Goldman Sachs Group, Inc.	$ 22,332,449	$ 39,942,000	10.21%

Services-Computer Programming, Data Processing, Etc.
35,750	Facebook, Inc. Class A *	4,223,827	5,397,535	1.38%

Shopping Goods Store
128,500	Cabelas, Inc. Class A *	1,238,885	7,635,470	1.95%

Transportation Equipment
247,500	Polaris Industries, Inc.	16,234,537	22,826,925	5.83%

Total Common Stocks		156,360,015	295,935,791	75.63%

WARRANTS
155,000	JP Morgan Chase & Co. 10/28/2018 @ $42.42 *	2,331,760	7,794,950
	Total Warrants	2,331,760	7,794,950	1.99%

LIMITED PARTNERSHIPS
1,500,000	Boardwalk Pipeline Partners, L.P.	18,061,716	27,015,000
1,600,000	KKR & Co. L.P.	23,603,803	29,760,000
	Total Limited Partnerships	41,665,519	56,775,000	14.51%

PREFERRED STOCKS
187,304	Fannie Mae - Series E 12/31/49, 5.10% *	1,852,012	1,517,162
83,500	Fannie Mae - Series F 12/31/49, 1.360% (a) *	686,465	768,200
205,500	Fannie Mae - Series G 12/31/49, 0.00% (a) *	1,621,576	1,851,555
258,400	Fannie Mae - Series H 12/31/49, 5.81% *	1,989,182	2,335,936
232,500	Fannie Mae - Series I 12/31/49, 5.375% *	1,760,158	1,860,000
284,400	Fannie Mae - Series L 12/31/49, 5.125% *	2,179,078	2,573,820
417,500	Fannie Mae - Series M 12/31/49, 4.75% *	3,174,211	3,820,125
411,295	Fannie Mae - Series N 12/31/49, 5.50% *	3,278,537	3,825,044
309,000	Fannie Mae - Series O 12/31/49, 7.00% (a) *	1,963,169	2,879,880
1,680,600	Fannie Mae - Series P 12/31/49, 0.00% (a) *	5,721,387	7,814,790
	Total Preferred Stocks	24,225,775	29,246,512	7.47%

MONEY MARKET FUND
645,938	First American Government Obligation Fund Class Z, 0.66% (a)	645,938	645,938	0.17%

	Total Investments	$225,229,007	$390,398,191	99.77%

	Other Assets Less Liabilities, Net		884,329	0.23%

	Net Assets		$391,282,520	100.00%

* Non-Income producing securities during the period.

(a) Variable rate security; the rate shown represents the yield at June 30, 2017.

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2017 (UNAUDITED)

Assets
Investment in securities at market value (cost $225,229,007)	$390,398,191
Cash	5,500
Receivables:
Securities sold	1,235,348
Shares sold	29,697
Dividends & Interest	122,219
Total Assets	391,790,955
Liabilities
Payables:
Securities purchased	318,829
Shares redeemed	170,736
Accrued expenses	18,870
Total Liabilities	508,435

Net Assets (Equivalent to $31.01 per share based on 12,616,092	$391,282,520
shares of capital stock outstanding, 100,000,000 shares
authorized, $0.01 par value)
Minimum redemption price per share $31.01 x 0.98 = $30.39 (Note 7)

Composition of Net Assets
Shares of common stock	$ 126,161
Additional paid-in capital	211,302,480
Undistributed net investment income	934,594
Accumulated net realized gain on investments	13,750,101
Net unrealized appreciation of investments	165,169,184

Net Assets	$391,282,520

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

STATEMENT OF OPERATIONS

For the six months ended June 30, 2017 (UNAUDITED)

Investment Income
Dividends	$ 3,115,309
Interest	3,053
Total Investment Income	3,118,362

Expenses
Management fees	1,986,233
Trustees' fees and expenses	42,850
Transfer agent and accounting fees	40,620
Custodian fees	19,379
Postage and printing	18,607
Shareholder reporting	16,965
Insurance	15,359
Registration fees	14,683
Office expenses	8,966
Compliance Officer fees	8,925
Professional fees	6,964
NSCC Fees	2,557
Bank fees	2,428
Telephone expense	320
Total Expenses	2,184,856

Net Investment Income	933,506

Realized and Unrealized Gain (Loss) from Investments
Net realized gain from investments	13,796,934
Capital gain distributions from underlying investments	-
Net change in unrealized appreciation of investments	6,654,818
Net realized and unrealized gain from investments	20,451,752

Net increase in net assets resulting from operations	$ 21,385,258

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

STATEMENTS OF CHANGES IN NET ASSETS

	(Unaudited) Six Months Ended 6/30/2017	Year Ended 12/31/2016

Increase (Decrease) in Net Assets From Operations
Net investment income	$ 933,506	$ 3,415,541
Net realized gain from investments	13,796,934	32,629,863
Capital gain distributions from underlying investments	-	3,075,983
Unrealized appreciation on investments	6,654,818	44,486,745
Net increase in assets resulting from operations	21,385,258	83,608,132

Distributions to Shareholders
From net investment income	-	(3,414,453)
From realized gains	-	(31,419,277)
Total distributions	-	(34,833,730)

Capital Share Transactions	(22,633,491)	(155,873,219)

Total Decrease in Net Assets	(1,248,233)	(107,098,817)

Net Assets at Beginning of Period	392,530,753	499,629,570

Net Assets at End of Period (includes undistributed net	$391,282,520	$392,530,753
investment income of $934,594 and $1,088, respectively)

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period:

	(Unaudited) Six Months Ended 6/30/2017	Years Ended

		12/31/2016	12/31/2015	12/31/2014	12/31/2013	12/31/2012
Net Asset Value -
Beginning of Period	$ 29.39	$ 25.38	$ 31.25	$ 30.44	$ 22.18	$ 17.18
Net Investment Income (Loss) (1)	0.07	0.23	(0.02)	0.16	0.10	0.07
Net Gains or (Losses) on Investments (realized and unrealized)
	1.55	6.61	(3.81)	1.49	8.42	5.32
Total from Investment Operations	1.62	6.84	(3.83)	1.65	8.52	5.39

Less Distributions
From net investment income	0.00	(0.28)	0.00	(0.16)	(0.09)	(0.04)
From realized gains	0.00	(2.56)	(2.07)	(0.72)	(0.23)	(0.39)
Total Distributions	0.00	(2.84)	(2.07)	(0.88)	(0.32)	(0.43)

Paid in capital from redemption fees	0.00 (3)	0.01	0.03	0.04	0.06	0.04

Net Asset Value -
End of Period	$ 31.01	$ 29.39	$ 25.38	$ 31.25	$ 30.44	$ 22.18

Total Return (2)	5.51% (5)	26.92%	(12.19)%	5.59%	38.69%	31.63%

Net Assets - End of Period (000's omitted)	$391,283	$392,531	$499,630	$879,994	$821,104	$313,521

Ratio of Expenses to Average Net Assets	1.10% (4)	1.09%	1.06%	1.06%	1.06%	1.15%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.47% (4)	0.87%	(0.08)%	0.53%	0.38%	0.33%

Portfolio Turnover Rate	6.43% (5)	10.71%	17.52%	20.77%	7.35%	23.23%

(1) Per share net investment income (loss) has been determined on the average number of shares outstanding during the period.

(2) Total return assumes reinvestment of dividends.

(3) Redemption fees resulted in less than $0.01 per share.

(4) Annualized.

(5) Not Annualized.

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period:

The accompanying notes are an integral part of these financial statements.

NOTE 1 - Nature of Operations

Matthew 25 Fund, Inc. was incorporated on August 28, 1995 in Pennsylvania and commenced operations on October 16, 1995. On November 2, 2012, a new Pennsylvania business trust was formed as Matthew 25 Fund. On January 1, 2013, Matthew 25 Fund was merged into the new business trust, and all of the attributes and ownership of the Pennsylvania Corporation (formerly Matthew 25 Fund, Inc.) are now part of the business trust known as Matthew 25 Fund (the “Fund”). The Fund is registered as an open-end, non-diversified management investment company under the Investment Company Act of 1940, and its shares are registered under the Securities Act of 1933. The Fund’s objective is to seek long-term capital appreciation. Income is a secondary objective.

NOTE 2 - Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund. The Fund follows the accounting and reporting guidance of FASB Accounting Standard Codification 946 applicable to investment companies.

Security Valuation

All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all taxable income to its shareholders.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2013-2015) or expected to be taken in the Fund’s 2016 tax returns. The Fund identifies its major tax jurisdiction as U.S. Federal, however the Fund is not aware of any tax positons for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Distributions to Shareholders

The Fund intends to distribute to its shareholders substantially all of its net investment income, if any, and net realized capital gains, if any, annually.

Cash and cash equivalents

The Fund considers all highly liquid debt instruments having original maturities of three months or less at the date of purchase to be cash equivalents. The Fund may, during the ordinary course of business, maintain account balances with banks in excess of federally insured limits. The Fund has not experienced losses on these accounts, and management believes that the Fund is not exposed to significant risks on such accounts.

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2017 (UNAUDITED)

Other

The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Warrants

The Fund can invest in warrants of companies of any market capitalization. A warrant gives the Fund the right to buy stock, typically from the issuer. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. Certain warrants permit net settlement for stock or cash. The Fund has no obligation to exercise the warrants and buy the stock.

Reclassifications

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sales losses, flow through income from limited partnerships and net investment losses. Permanent differences such as tax return of capital, capital gains retained and net investment losses, if any, would be reclassified against capital.

Subsequent Events

Management has evaluated subsequent events through the date the financial statements were issued and has determined no such events requiring disclosure.

NOTE 3 – Securities Valuations

Processes and Structure

The Fund’s Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

The Fund's Board of Trustees has adopted guidelines for Fair Value Pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees. Generally, Fair Value Pricing is used only when market prices are unavailable. As an example, if trading is halted on one of the Fund's portfolio holdings while the market remains open for most other securities, the Advisor may use Fair Value Pricing to value the holding in order to calculate the day's NAV.

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2017 (UNAUDITED)

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the company's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks, preferred stocks, limited partnerships, and warrants). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Exchange or NASDAQ securities that have not recently traded are valued at the last bid price in the securities

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2017 (UNAUDITED)

primary market. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2, or level 3 as applicable.

The following table summarizes the inputs used to value the Fund's assets and liabilities measured at fair value as of June 30, 2017:

	Financial Instruments – Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$295,933,928	$ --	$ 1,863	$295,935,791
Limited Partnerships	56,775,000	--	--	56,775,000
Warrants	7,794,950	--	--	7,794,950
Preferred Stocks	29,246,512	--	--	29,246,512
Short-Term Investment	645,938	--	--	645,938
	$390,396,328	$ --	$ 1,863	$390,398,191

The Fund did not hold any derivative instruments at any time during the six months ended June 30, 2017. The Fund did not hold any Level 2 assets during the six months ended June 30, 2017

* Industry classifications for these categories are detailed in the Schedule of Investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Level 3
Balance as of 12/31/2016	$1,569
Accrued Accretion/(Amortization)	-
Change in Unrealized Appreciation/(Depreciation)	276
Realized Gain/(Loss)	-
Purchases/Sales	18
Transfers In/(Out) of Level 3	-
Balance as of 6/30/2017	$1,863

The Level 3 valuation technique and significant unobservable inputs used for the Fund’s investment as recent transactions in the common stock as of June 30, 2017.

NOTE 4 - Investment Advisory Agreement and Other Related Party Transactions

The Fund has an investment advisory agreement with The Matthew 25 Management Corporation, (“The Advisor”) whereby The Advisor receives a fee of 1% per year on the net assets of the Fund.  All fees are computed on the daily closing net asset value of the Fund and are payable monthly.  The Advisor has agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund if and to the extent that the Fund's aggregate annual operating expenses exceed 2.0% of the first $10,000,000 and 1.5% of the next $20,000,000. For the six months ended June 30, 2017 the Advisor earned fees of $1,986,233.

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2017 (UNAUDITED)

The management fee for the six months ended June 30, 2017, as computed pursuant to the investment advisory agreement, totaled $1,986,233.  The management fee is the only revenue for The Matthew 25 Management Corp., and the Advisor's expenses are paid out of this revenue.

Mr. Mark Mulholland is the sole director of The Advisor and is also the President of the Fund.  In addition, Mr. Mulholland is a registered representative at Boenning & Scattergood Inc. At Boenning & Scattergood, Mr. Mulholland is the broker of record for 103 non-discretionary brokerage accounts with approximately $78 million in assets. During the previous 5 years ended December 31, 2016, the Fund placed 5 portfolio trades through Boenning and Scattergood, for which Mr. Mulholland received $30 in commission.  Mr. Mulholland does receive commissions when placing trades through Boenning & Scattergood for his Boenning & Scattergood clients.  Additionally, some of Mr. Mulholland’s Boenning & Scattergood clients may buy the same securities that are in the Fund’s portfolio, sometimes on the same day as the Fund.

During the six months ended June 30, 2017, the Fund did not pay brokerage commissions to Boenning & Scattergood Inc.  Boenning & Scattergood Inc. is not otherwise associated with Matthew 25 Fund or The Advisor and is not responsible for any of the investment advice rendered to the Fund by The Advisor or Mr. Mulholland.

NOTE 5 - Investments

For the six months ended June 30, 2017, purchases and sales of investment securities other than short-term investments aggregated $25,464,693 and $47,392,123, respectively.

NOTE 6 - Capital Share Transactions

As of June 30, 2017 there were 100,000,000 shares of $.01 per value capital stock authorized.  The total par value and paid-in capital totaled $211,428,641. Transactions in capital stock were as follows:

	June 30, 2017		December 31, 2016
	Shares	Amount	Shares	Amount
Shares sold	495,485	$ 15,274,222	547,852	$ 15,057,729
Shares reinvested	-	-	1,146,768	33,887,000
Redemption fees	-	51,054	-	114,635
Shares redeemed	(1,236,883)	(37,958,767)	(8,020,276)	(204,932,583)
Net decrease	(741,398)	$(22,633,491)	(6,325,656)	$(155,873,219)

NOTE 7 - Redemption Fee

To discourage short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund will impose a redemption fee of 2% of the total redemption amount (calculated at market value) if shares are held for 365 days or less.  The redemption fee does not apply to shares purchased through reinvested distributions.  For the six months ended June 30, 2017, the Fund received $51,054 in redemption fees that were reclassified to paid-in capital.

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2017 (UNAUDITED)

NOTE 8 – Tax Matters

As of June 30, 2017, the tax basis unrealized appreciation (depreciation) and cost of investment securities, including short-term investments, were as follows:

Federal tax cost of investments (including short-term investments)+

$ 225,275,840

Gross tax unrealized appreciation on investments

$ 165,822,653

Gross tax unrealized depreciation on investments

    (1,700,302)

Net tax unrealized appreciation

$ 165,122,351

The Fund’s distributable earnings on a tax basis is determined only at the end of each fiscal year. As of December 31, 2016, the Fund’s most recent fiscal year end, the components of distributable earnings on a tax basis were as follows:

Unrealized appreciation

$158,467,533

Undistributed ordinary income

             1,088

Total distributable earnings

$158,468,621

+ The difference between the book cost and tax cost of investments represents disallowed wash sales for tax purposes.

Ordinary income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from the character of net investment income or net realized gains presented in the financial statements in accordance with U.S. GAAP.

The Fund did not make any distributions for the six months ended June 30, 2017.

The tax character of distributions paid during the six months ended June 30, 2017 and fiscal year ended December 31, 2016 are as follows:

	6/30/2017	12/31/2016
Ordinary income	$ -	$ 3,414,453
Long-term Capital Gain	-	31,419,277
Total	$ -	$ 34,833,730

NOTE 9 - Lease Commitments

Rent expense was $5,812 for the six months ended June 30, 2017 and is included in office expenses.  The Fund entered into a new lease, effective November 2016, for office space, pursuant to a seven-year lease expiring in 2023.  At June 30, 2017, the future minimum lease payments are as follows:

2017

$  5,812

2018

$11,624

2019

$11,808

2020

$11,993

2021

$12,177

2022 and thereafter

$24,906

Total

$78,320

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2017 (UNAUDITED)

NOTE 10 - Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under section 2 (a) (9) of the Investment Company Act of 1940, as amended.  As of June 30, 2017, National Financial Services Corp., for the benefit of its customers, owned approximately 38% of the Fund.

NOTE 11 - Contingencies

In the normal course of business, the Fund enters into contracts that contain general indemnifications to other parties. The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund expects the risk of loss to be remote.

NOTE 12 - New Accounting Pronouncement

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

MATTHEW 25 FUND

EXPENSE EXAMPLE

JUNE 30, 2017 (UNAUDITED)

 Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) direct costs, such as IRA fees, and transaction costs which consist of redemption fees; and (2) indirect costs, including management fees and other Fund operating expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of January 1, 2017 to June 30, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.  IRAs with less than $10,000 may be charged $8 annually for IRA Custodian Fees at the discretion of the Fund's Management or Trustees.  This $8 fee is not reflected in the table below. To discourage short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund will impose a redemption fee of 2% of the total redemption amount (calculated at market value) if shares are held for 365 days or less.  The redemption fee does not apply to shares purchased through reinvested distributions. The 2% redemption fee is not reflected in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expenses ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of  investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as IRA fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if IRA fees were included your costs would be higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	January 1, 2017	June 30, 2017	January 1, 2017 through June 30, 2017
Actual
Hypothetical	$1,000.00	$1,055.12	$5.61
(5% return before expenses)
	$1,000.00	$1,019.34	$5.51

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

MATTHEW 25 FUND

ADDITIONAL INFORMATION

JUNE 30, 2017 (UNAUDITED)

PROXY VOTING GUIDELINES

Matthew 25 Management Corp., the Fund's Advisor, is responsible for exercising the voting rights associated with the securities held by the Fund.  A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge, upon request, by calling 1-888-M25-FUND.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov.  The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

MATTHEW 25 FUND

TRUSTEE INFORMATION

JUNE 30, 2017 (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund's Trustees. Information pertaining to the Trustees of the Fund are set forth below.  The Fund's Statement of Additional Information includes additional information about the Fund's Trustees, and is available without charge, by calling 1-888-M25-FUND.  Each Trustee may be contacted by writing to the Trustee c/o Matthew 25 Fund, 715 Twining Road, Suite 212, Dresher, PA 19025.

Name and Age	Position with Fund	Length of Time Served with the Trust	Principal Occupation During Last Five Years	Other Directorships

INDEPENDENT TRUSTEES

Philip J. Cinelli, D.O. Age 57	Trustee	Trustee since 1996	Physician in Family Practice	None

Samuel B. Clement Age 59	Trustee	Trustee since 1996	Stockbroker with Securities of America	None

Linda Guendelsberger Age 57	Trustee Secretary of Fund	Trustee since 1996	Partner Weiser Mazars, LLP Until 11/2013; Partner LG Legacy Group, LLC Since 11/2013	None

Scott Satell Age 54	Trustee	Trustee since 1996	Manufacturer's Representative with BPI Ltd.	None

INTERESTED TRUSTEES

Steven D. Buck, Esq. Age 57	Trustee	Trustee since 1996	Attorney and Shareholder with Stevens & Lee	None

Mark Mulholland Age 57	Trustee President of Fund	Trustee since 1996	President of Matthew 25 Fund President of Matthew 25 Management Corp. and registered representative with Boenning & Scattergood	None

Mr. Buck and Mr. Mulholland are Trustees of the Fund and are considered "interested persons" as defined by the Investment Company Act of 1940.  Mr. Mulholland is an interested person insofar as he is President and owner of the Fund's Investment Adviser.  Mr. Buck is an interested person as long as he or his law firm provides legal advice to the Fund for compensation.  Additionally, Mr. Buck's sister Lesley Buck is the Chief Compliance Officer of Matthew 25 Fund.

This Page Was Left Blank Intentionally

Matthew 25 Fund

Item 2. Code of Ethics  Not applicable.

Item 3. Audit Committee Financial Expert  Not applicable.

Item 4. Principal Accountant Fees and Services  Not applicable.

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  The registrant’s president and chief financial officer has concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b)

Internal Controls. There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(b) under the 1940 Act that occurred during the registrant’s first fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CERT.  Filed herewith.

(a)(2)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matthew 25 Fund

By /s/Mark Mulholland

     *Mark Mulholland

     President, Chief Financial Officer

Date: September 6, 2017

*Print the name and title of each signing officer under his or her signature.